UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03725

Fidelity California Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2024

Item 1.

Reports to Stockholders

Fidelity® California Municipal Income Fund

Annual Report
February 29, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.86%	0.63%	1.92%
Class M (incl. 4.00% sales charge)	0.94%	0.70%	1.98%
Class C (incl. contingent deferred sales charge)	3.31%	0.70%	1.73%
Fidelity® California Municipal Income Fund	5.50%	1.81%	2.68%
Class I	5.31%	1.70%	2.59%
Class Z	5.44%	1.82%	2.65%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 5.42% for the 12 months ending February 29, 2024, according to the Bloomberg Municipal Bond Index, largely reflecting strength in the final two months of 2023. From March through July, munis mostly treaded water, hamstrung by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued its aggressive rate-hiking cycle to combat persistent inflation. Munis then returned -5.14% from August through October, when the Fed, citing easing but still-high inflation, adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then adding 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts in 2024. But munis' progress stalled in January (-0.51%) and February (+0.13), as stronger-than-projected economic growth and slowing disinflation caused the market to reprice the timing and magnitude of potential rate cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year, the fund's share classes gained roughly 4% to 5% (excluding sales charges, if applicable), versus 5.49% for the Bloomberg California Enhanced Municipal Bond Index and 5.42% for the broad-based Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's overweight in airport bonds, one of the best-performing sectors in the municipal market this period, contributed to performance versus the state-specific index, as traffic returned to returned to pre-COVID levels for most airports. Positions in Puerto Rico bonds also helped. Bonds issued by the government of this U.S. territory and its subdivisions, which are exempt from federal, state and local taxes, were buoyed by investors' appetite for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to higher-coupon bonds, contributed this period. In contrast, exposure to California-based Beverly Hospital detracted from the fund's relative result. In April, the hospital filed for bankruptcy protection to avoid the closure of its Montebello facility, which merged with Adventist Health in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
Revenue Sources (% of Fund's net assets)
Transportation	26.1
General Obligations	24.2
Health Care	13.6
Education	10.5
Special Tax	9.0
Other	5.6
Others* (Individually Less Than 5%)	11.0
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Municipal Bonds - 95.9%
	Principal Amount (a) (000s)	Value ($) (000s)
California - 94.4%
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,810	2,224
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,900	2,976
Alameda Corridor Trans. Auth. Rev. Series 2024 A:
0% 10/1/49 (Assured Guaranty Muni. Corp. Insured)	7,250	2,135
0% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	20,000	4,662
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.) Series 1997 A, 6% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	255	258
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (b)	3,000	2,938
Series 2021 A, 2%, tender 4/1/28 (b)	17,000	15,800
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Bonds:
Series 2023 F, 5.5%, tender 11/1/30 (b)	3,845	4,212
Series 2023 G1, 5.25%, tender 4/1/30 (b)	3,840	4,098
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
5% 6/1/27	400	423
5% 6/1/28	420	452
5% 6/1/29	500	547
5% 6/1/30	300	332
5% 6/1/31	300	332
5% 6/1/32	250	276
5% 6/1/33	250	276
California Edl. Facilities Auth. Rev.:
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,858
(Santa Clara Univ. Proj.):
Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	8,205
Series 2017 C:
5% 4/1/30	650	713
5% 4/1/31	890	976
5% 4/1/33	1,245	1,360
Series 2018 A:
5% 10/1/34	760	822
5% 10/1/36	840	902
5% 10/1/38	620	659
5% 10/1/42	4,000	4,199
5% 10/1/46	6,235	6,498
Series 2021 A:
5% 4/1/29	400	444
5% 4/1/30	425	481
5% 4/1/31	460	528
California Gen. Oblig.:
Series 2002, 5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
Series 2004:
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.5% 4/1/28	5	5
5.5% 4/1/30	25	25
Series 2007:
5.625% 5/1/26	90	90
5.75% 5/1/30	90	90
Series 2019, 5% 4/1/30	4,695	5,370
Series 2020, 4% 11/1/39	4,955	5,205
Series 2021, 2.5% 12/1/49	1,350	935
California Health Facilities Fing. Auth. Rev.:
(Lucile Salter Packrd Chil Hosp. Proj.) Series 2017 A, 5% 11/15/42	1,750	1,839
(Stanford Health Proj.) Series 2017 A, 5% 11/15/35	3,405	3,676
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (b)	8,190	7,939
Series 2019 B, 5%, tender 10/1/27 (b)	7,700	8,082
Series 2024 B2, 5%, tender 2/4/31 (b)	10,000	11,391
Series 2016 A, 3% 10/1/41	500	410
Series 2017 A:
4% 11/1/38	5,475	5,544
5% 11/15/32	1,400	1,510
Series 2018 A, 5% 11/15/27	500	541
Series 2020 A:
4% 4/1/35	2,000	2,063
4% 4/1/49	14,510	13,930
Series 2022 C, 5% 7/1/32	4,460	4,984
California Hsg. Fin. Agcy.:
Series 2019 A, 4% 3/20/33	6,524	6,534
Series 2021 1, 3.5% 11/20/35	7,368	6,957
Series 2021 3A, 3.25% 8/20/36	1,931	1,770
Series 2021 A2, 3.75% 3/25/35	4,913	4,816
Series 2023 A1, 4.375% 9/20/36	7,961	7,877
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	7,610	8,202
5% 8/1/49	11,000	11,750
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	9,855	8,716
Series 2020:
3% 7/1/50	9,075	6,958
4% 7/1/50	7,125	6,894
Series 2024 A, 3.25% 8/1/29 (c)	7,000	7,063
California Muni. Fin. Auth.:
(Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/32	2,750	2,939
5% 6/1/33	2,320	2,472
5% 6/1/36	5,830	6,178
5% 6/1/37	3,000	3,169
Bonds Series 2024 A, 3.2%, tender 8/1/27 (b)	4,395	4,380
Series 2019 A, 2.65% 8/1/36	9,480	7,975
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/25	305	311
5% 10/1/26	715	742
5% 10/1/28	2,130	2,248
5% 10/1/32	1,000	1,052
(Channing House Proj.) Series 2017 A:
4% 5/15/29	2,000	2,068
4% 5/15/30	1,575	1,628
4% 5/15/31	2,150	2,214
4% 5/15/32	1,000	1,026
5% 5/15/33	895	962
5% 5/15/34	1,000	1,074
(Institute On Aging Proj.) Series 2017:
5% 8/15/27	230	249
5% 8/15/29	245	265
5% 8/15/30	225	243
5% 8/15/33	750	810
5% 8/15/36	1,435	1,541
(Pomona College Proj.) Series 2017, 5% 1/1/33 (Pre-Refunded to 1/1/28 @ 100)	500	547
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/27	1,000	1,070
5% 6/1/28	1,000	1,064
5% 6/1/30	1,555	1,649
5% 6/1/32	1,000	1,060
5% 6/1/33	1,000	1,059
5% 6/1/35	1,000	1,057
5% 6/1/43	3,750	3,880
Series 2016 A, 5% 11/1/36 (d)	1,000	1,009
Series 2017 A:
5% 7/1/29	575	601
5% 7/1/31	1,000	1,044
5% 7/1/32	1,400	1,459
5% 7/1/33	1,000	1,041
5% 7/1/34	1,395	1,450
5% 7/1/35	1,500	1,556
5% 7/1/36	1,500	1,551
5% 7/1/37	1,250	1,288
Series 2017 B:
5% 7/1/28	1,250	1,306
5% 7/1/29	1,300	1,360
5% 7/1/30	750	784
5% 7/1/31	800	836
5% 7/1/32	1,385	1,443
Series 2017:
5% 10/1/27	500	527
5% 10/1/36	1,250	1,303
5% 10/1/37	500	519
5% 10/1/39	1,750	1,808
Series 2018:
5% 10/1/31	200	213
5% 10/1/32	225	239
5% 10/1/33	225	239
5% 10/1/34	225	238
5% 10/1/35	225	237
5% 10/1/36	250	263
5% 10/1/37	550	575
5% 10/1/38	345	359
Series 2019 A:
5% 4/1/30	3,000	3,276
5% 4/1/31	2,000	2,183
5% 4/1/32	3,000	3,273
5% 4/1/35	1,780	1,937
5% 4/1/36	1,125	1,219
5% 4/1/37	1,475	1,589
5% 4/1/40	2,500	2,653
5% 4/1/41	3,865	4,089
Series 2019:
5% 7/1/34	825	920
5% 7/1/39	1,000	1,090
5% 7/1/49	2,100	2,238
Series 2021 A, 4% 2/1/51	7,500	6,674
Series 2021:
4% 10/1/33	250	255
4% 10/1/34	420	427
4% 10/1/37	160	159
4% 10/1/46	960	886
4% 10/1/51	1,150	1,028
Series 2022, 5.25% 6/1/53	7,500	8,074
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2019 A, 2.4%, tender 10/1/29 (b)(e)	1,140	1,069
Series 2023 A, 4.375%, tender 9/1/33 (b)(e)	7,000	7,339
California Muni. Fin. Auth. Sr Living Series 2019:
5% 11/15/39	1,155	1,159
5% 11/15/49	2,500	2,352
California Muni. Fin. Auth. Student Hsg.:
(CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021, 4% 5/15/46 (Build America Mutual Assurance Insured)	2,000	1,957
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/26	4,210	4,342
5% 5/15/27	4,635	4,865
5% 5/15/34	10,000	10,665
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/33	1,345	1,437
5% 5/15/35	1,955	2,081
5% 5/15/36	1,500	1,590
5% 5/15/43	1,500	1,552
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2017 A1, 4%, tender 4/15/24 (b)(d)(e)	8,250	8,247
Series 2017 A2, 4%, tender 4/15/24 (b)(d)(e)	12,500	12,495
(Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (b)(e)	7,500	7,476
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/26	415	418
4% 10/15/27	400	404
4% 10/15/28	360	365
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2016 D, 4% 4/1/33	1,660	1,696
Series 2020 D, 2.25% 11/1/39	2,440	1,902
California State Univ. Rev.:
Bonds:
Series 2016 B1, 1.6%, tender 11/1/26 (b)	5,000	4,648
Series 2016 B3, 3.125%, tender 11/1/26 (b)	9,000	9,016
Series 2021 A, 3% 11/1/52	4,500	3,529
California Statewide Cmntys. Dev. Auth.:
Series 2016:
5% 5/15/34	1,250	1,276
5% 5/15/35	4,725	4,816
5% 5/15/40	2,250	2,273
Series 2017, 5% 5/15/47	1,000	1,009
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
4.25% 1/1/43	2,760	2,657
5% 1/1/33	1,625	1,712
5% 1/1/38	6,240	6,479
5% 1/1/43	9,300	9,495
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/27	245	264
5% 7/1/28	660	726
5% 7/1/29	695	754
5% 7/1/30	730	792
5% 7/1/31	765	830
5% 7/1/32	805	874
5% 7/1/33	845	916
5% 7/1/34	885	960
5% 7/1/35	925	1,001
5% 7/1/36	500	539
5% 7/1/37	650	697
5% 7/1/38	500	534
5% 7/1/43	1,250	1,319
5% 7/1/48	9,000	9,395
(Lancer Edl. Student Hsg. Proj.) Series 2019 A:
5% 6/1/34 (d)	375	388
5% 6/1/39 (d)	475	481
5% 6/1/51 (d)	8,225	7,974
Series 2015:
5% (f)(g)	1,801	793
5% (f)(g)	4,049	1,782
Series 2016:
5% 10/1/26	1,125	1,161
5% 10/1/27	2,360	2,439
5% 10/1/28	1,230	1,273
5% 10/1/29	675	699
5% 10/1/30	1,100	1,137
5% 10/1/33	1,850	1,909
Series 2017 A, 5% 11/1/32 (d)	1,135	1,163
Series 2017, 5% (f)(g)	725	319
Series 2018 A, 5% 3/1/42	7,500	7,740
Series 2020 A, 3% 4/1/50	13,185	9,887
Series 2021 A:
3% 4/1/46	9,810	7,847
4% 4/1/38	2,625	2,648
4% 4/1/39	2,250	2,255
4% 4/1/40	2,500	2,483
4% 4/1/41	1,885	1,858
4% 4/1/46	2,500	2,366
Carlsbad Unified School District Series 2017 A, 4% 5/1/31	1,500	1,553
Ctr. Joint Unified School Ditrict Series 2021 B, 3% 8/1/51	3,500	2,746
Davis Joint Unified School District Series 2020, 3% 8/1/41 (Build America Mutual Assurance Insured)	4,695	4,091
Desert Cmnty. College District Series 2020, 2% 8/1/37	625	492
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/29	250	284
5% 7/1/30	250	290
El Camino Hosp. District Series 2006, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,425	1,277
El Dorado Irr. Distr. Rev. Series 2016 C, 5% 3/1/36 (Pre-Refunded to 3/1/26 @ 100)	330	345
El Rancho Unified School District Series 2019 B, 3% 8/1/46 (Assured Guaranty Muni. Corp. Insured)	1,000	792
Elk Grove Fin. Auth. Spl. Tax Rev.:
(Elk Grove Cfd Laguna Ridge Proj.) Series 2016, 5% 9/1/41	4,500	4,565
Series 2015:
5% 9/1/27	1,940	2,004
5% 9/1/28	4,125	4,261
5% 9/1/29	4,325	4,465
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,173
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	1,806
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,665
Series 2016:
5% 9/1/27	1,875	1,942
5% 9/1/28	1,500	1,555
5% 9/1/29	2,000	2,071
5% 9/1/30	1,720	1,777
5% 9/1/31	2,500	2,580
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) Series 1995, 6.5% 12/1/24 (AMBAC Insured)	625	638
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A, 0% 10/1/25 (AMBAC Insured)	1,665	1,576
Escondido Union High School District Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	4,157
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	2,474
Fontana Unified School District Gen. Oblig. Series 2020, 2.375% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	5,500	3,971
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2015 A, 0% 1/15/33 (Assured Guaranty Muni. Corp. Insured)	9,000	6,619
Foster City Gen. Oblig. Series 2020, 3% 8/1/45	6,500	5,443
Fresno Arpt. Rev. Series 2023 A:
4.125% 7/1/43 (Build America Mutual Assurance Insured) (e)	1,000	991
4.25% 7/1/44 (Build America Mutual Assurance Insured) (e)	1,000	1,005
5% 7/1/35 (Build America Mutual Assurance Insured) (e)	2,060	2,330
5% 7/1/36 (Build America Mutual Assurance Insured) (e)	2,160	2,425
5% 7/1/37 (Build America Mutual Assurance Insured) (e)	1,000	1,112
5% 7/1/38 (Build America Mutual Assurance Insured) (e)	1,385	1,528
5% 7/1/39 (Build America Mutual Assurance Insured) (e)	2,500	2,747
5% 7/1/40 (Build America Mutual Assurance Insured) (e)	2,625	2,858
5% 7/1/41 (Build America Mutual Assurance Insured) (e)	2,760	2,989
Fresno Unified School District Series 2020 B:
5% 8/1/34	100	115
5% 8/1/35	175	200
5% 8/1/36	235	266
5% 8/1/37	150	168
5% 8/1/38	300	335
5% 8/1/39	350	389
5% 8/1/40	400	443
5% 8/1/41	435	480
5% 8/1/42	500	549
Fullerton Pub. Fing. Auth. Series 2021 A:
4% 2/1/32	520	548
4% 2/1/33	250	263
4% 2/1/34	430	450
4% 2/1/36	600	621
4% 2/1/41	2,530	2,510
4% 2/1/46	2,055	1,988
4% 2/1/51	2,500	2,362
Gilroy Pub. Facilities Fing. Auth. Series 2021 A, 3% 8/1/46	1,285	1,053
Glendale Wtr. Rev. Series 2020, 2% 2/1/31	1,240	1,118
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	50,000	5,668
Grossmont-Cuyamaca Cmnty. College District Series 2021 C, 4% 8/1/46	4,250	4,304
Hesperia Calif Cmnty. Redev. Agcy. Series 2018 A, 3.375% 9/1/37 (Assured Guaranty Muni. Corp. Insured)	1,475	1,398
Huntington Beach Union High Series 2021, 2.125% 9/1/39 (Assured Guaranty Muni. Corp. Insured)	1,260	945
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2012, 5% 9/2/25	500	505
Series 2013:
5% 9/2/24	825	832
5% 9/2/26	800	808
Series 2019:
4% 9/2/38	1,000	1,000
4% 9/2/39	1,000	988
5% 9/2/44	2,545	2,658
Series 2021:
4% 9/2/35 (Build America Mutual Assurance Insured)	400	422
4% 9/2/36 (Build America Mutual Assurance Insured)	250	261
4% 9/2/37 (Build America Mutual Assurance Insured)	250	259
4% 9/2/38 (Build America Mutual Assurance Insured)	350	360
4% 9/2/39 (Build America Mutual Assurance Insured)	500	511
4% 9/2/40 (Build America Mutual Assurance Insured)	1,025	1,042
4% 9/2/46 (Build America Mutual Assurance Insured)	1,350	1,351
Lammersville Schools Fin. Auth. Series 2019, 3% 10/1/49	3,000	2,298
Lindsay Calif Unified School District Series 2007 C:
0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	695	526
0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	715	521
0% 8/1/34 (Assured Guaranty Muni. Corp. Insured)	675	474
Local Pub. Schools Fdg Auth. School Series 2020 A, 3% 8/1/46	2,235	1,761
Long Beach Cmnty. College:
Series 2008 A:
0% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	2,995	2,637
0% 6/1/31 (Assured Guaranty Muni. Corp. Insured)	8,285	6,625
0% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	8,830	6,568
Series 2019 C, 3% 8/1/36	300	285
Long Beach Hbr. Rev. Series 2017 A:
5% 5/15/26 (e)	1,110	1,149
5% 5/15/27 (e)	2,000	2,108
5% 5/15/29 (e)	1,350	1,427
5% 5/15/30 (e)	1,300	1,374
5% 5/15/31 (e)	2,400	2,536
5% 5/15/32 (e)	1,760	1,858
5% 5/15/33 (e)	1,350	1,424
5% 5/15/34 (e)	1,650	1,736
5% 5/15/35 (e)	2,500	2,629
5% 5/15/36 (e)	3,000	3,146
5% 5/15/37 (e)	2,755	2,884
Long Beach Unified School District:
Series 2008, 0% 8/1/32	1,000	761
Series 2009:
5.25% 8/1/33	410	413
5.75% 8/1/33	170	170
Series 2019 F, 3% 8/1/47	7,750	6,306
Los Angeles Dept. Arpt. Rev.:
Series 2015 A:
5% 5/15/24 (e)	795	797
5% 5/15/25 (e)	2,250	2,292
5% 5/15/26 (e)	1,715	1,740
5% 5/15/27 (e)	1,250	1,270
5% 5/15/28 (e)	1,260	1,280
5% 5/15/29 (e)	1,575	1,600
5% 5/15/30 (e)	1,400	1,422
Series 2015 D:
5% 5/15/26 (e)	1,100	1,116
5% 5/15/28 (e)	1,950	1,982
5% 5/15/29 (e)	2,550	2,590
5% 5/15/30 (e)	2,000	2,031
5% 5/15/31 (e)	2,540	2,579
5% 5/15/41 (e)	3,240	3,266
Series 2016 B:
5% 5/15/26 (e)	1,600	1,654
5% 5/15/27 (e)	1,000	1,033
5% 5/15/36 (e)	3,600	3,696
5% 5/15/41 (e)	3,750	3,814
Series 2017 B, 5% 5/15/25 (e)	1,750	1,783
Series 2018 B, 5% 5/15/31 (e)	7,350	7,821
Series 2018 D, 5% 5/15/48 (e)	2,000	2,070
Series 2018, 5% 5/15/43 (e)	10,000	10,442
Series 2019 A, 5% 5/15/49 (e)	4,950	5,114
Series 2019 D, 5% 5/15/49 (e)	5,625	5,779
Series 2021 D:
5% 5/15/35 (e)	4,735	5,251
5% 5/15/35 (Pre-Refunded to 11/15/31 @ 100) (e)	265	299
Series A, 5% 5/15/30 (e)	700	734
Series F:
4% 5/15/49 (e)	5,000	4,749
5% 5/15/30 (e)	2,480	2,686
5% 5/15/34 (e)	950	1,026
5% 5/15/44 (e)	13,685	14,264
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2014 A:
5% 5/1/24 (Escrowed to Maturity)	325	326
5% 5/1/25 (Pre-Refunded to 5/1/24 @ 100)	540	541
5% 5/1/29 (Pre-Refunded to 5/1/24 @ 100)	500	501
Series 2014 B:
5% 5/1/24 (Escrowed to Maturity)	200	201
5% 5/1/25 (Pre-Refunded to 5/1/24 @ 100)	225	226
5% 5/1/29 (Pre-Refunded to 5/1/24 @ 100)	500	502
5% 5/1/30 (Pre-Refunded to 5/1/24 @ 100)	400	401
5% 5/1/31 (Pre-Refunded to 5/1/24 @ 100)	400	401
Series 2016 B, 5% 11/1/36	1,500	1,583
Los Angeles Unified School District:
Series 2019 A, 3% 1/1/34	5,785	5,743
Series 2020 C:
3% 7/1/35	4,040	3,982
3% 7/1/38	1,000	927
Mendocino Calif Unified School District Series 2022 B, 3% 8/1/51	3,000	2,338
Mendocino-Lake Cmnty. Clge District Series 2022 A, 3% 8/1/41	1,050	915
Merced Union High School District Series 2009 A, 0% 8/1/30 (Assured Guaranty Corp. Insured)	1,000	818
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/27	190	198
5% 4/1/28	3,350	3,534
Miracosta Cmnty. Clg District Series 2016 B, 2% 8/1/40	1,050	775
Modesto Irrigation District Fing. Auth. Series 2019 A, 5% 10/1/39	1,500	1,631
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,625	1,912
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/30	1,640	1,716
5% 6/1/31	500	523
5% 6/1/32	500	523
5% 6/1/33	1,800	1,882
5% 6/1/34	1,345	1,408
5% 6/1/35	1,895	1,982
5% 6/1/36	2,000	2,087
5% 6/1/41	6,155	6,352
Monterey Peninsula Cmnty. College District Series 2016, 3% 8/1/34	270	260
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,333
Mount San Antonio Cmnty. College Series 2021 C, 2% 8/1/39	3,670	2,754
Muroc Jt Unified School District Series 2016 B, 5.25% 8/1/47	4,375	4,675
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	5,000	3,804
Series 2015:
4% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	330	331
5% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	680	694
5% 9/1/26 (Pre-Refunded to 3/1/25 @ 100)	500	510
5% 9/1/27 (Pre-Refunded to 3/1/25 @ 100)	455	464
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	10,250	10,254
Northern California Transmission Agcy. Rev. Series 2016 A:
5% 5/1/36	2,390	2,501
5% 5/1/39	1,500	1,554
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	5,755	4,231
Novato Unified School District Series 2020 C, 2% 8/1/39	5,810	4,395
Oakland Unified School District Alameda County Series 2016 A, 3% 8/1/41	1,335	1,122
Oceanside Unified School District Series 2009:
0% 8/1/31	4,875	3,833
0% 8/1/31 (Escrowed to Maturity)	125	101
Ontario Int'l. Arpt. Auth.:
Series 2021 A, 5% 5/15/46 (Assured Guaranty Muni. Corp. Insured)	4,315	4,726
Series 2021 B:
4% 5/15/35 (Assured Guaranty Muni. Corp. Insured) (e)	1,120	1,150
4% 5/15/36 (Assured Guaranty Muni. Corp. Insured) (e)	775	789
4% 5/15/37 (Assured Guaranty Muni. Corp. Insured) (e)	1,700	1,718
4% 5/15/38 (Assured Guaranty Muni. Corp. Insured) (e)	800	802
4% 5/15/39 (Assured Guaranty Muni. Corp. Insured) (e)	555	554
4% 5/15/40 (Assured Guaranty Muni. Corp. Insured) (e)	685	683
Palm Springs Unified School District Series 2016 A:
1.5% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	2,360	1,949
1.5% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	2,725	2,220
1.75% 8/1/34 (Assured Guaranty Muni. Corp. Insured)	3,000	2,447
Palmdale Elementary School District Spl. Tax Series 2017 A, 5% 8/1/41 (Assured Guaranty Muni. Corp. Insured)	1,275	1,342
Palomar Cmnty. College District Series 2017, 5% 8/1/35	1,410	1,524
Palomar Pomerado Health Series 2004 A, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,870	4,489
Panama-Buena Vista Union School District Series 2019 D, 2.625% 8/1/37	1,510	1,300
Perris Union High School District Series 2021 C, 3% 9/1/45	2,000	1,664
Pomona Calif Wtsw Rev. (Wtr. Facilities Proj.) Series 2017, 4% 5/1/37	4,335	4,437
Pomona Unified School District:
Series 2016 D:
2.375% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	8,510	6,099
2.5% 8/1/48 (Assured Guaranty Muni. Corp. Insured)	10,000	7,013
Series 2016 F, 3% 8/1/48	4,000	3,167
Port of Oakland Rev.:
Series 2017 D:
5% 11/1/25 (e)	5,135	5,259
5% 11/1/26 (e)	2,285	2,382
5% 11/1/27 (e)	4,000	4,236
5% 11/1/28 (e)	4,925	5,224
5% 11/1/29 (e)	4,200	4,441
Series 2021 H:
5% 5/1/24 (e)	1,375	1,377
5% 5/1/28 (e)	2,125	2,264
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,560
5% 6/15/28	2,190	2,270
5% 12/15/28	2,200	2,278
5% 12/15/29	4,825	4,994
5% 12/15/30	3,500	3,974
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	13,070	9,975
Series 2011, 0% 8/1/46	10,150	3,723
Series B:
0% 8/1/33	4,955	3,642
0% 8/1/35	9,000	6,101
0% 8/1/37	6,325	3,872
0% 8/1/38	3,200	1,862
0% 8/1/41	5,130	2,537
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/30	1,495	1,529
5% 9/1/31	1,260	1,288
5% 9/1/32	1,795	1,834
5% 9/1/33	2,740	2,800
5% 9/1/34	1,225	1,252
5% 9/1/35	1,580	1,614
5% 9/1/36	3,395	3,462
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.) Series 2014:
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	1,350	1,362
5% 9/1/27 (Assured Guaranty Muni. Corp. Insured)	1,700	1,715
5% 9/1/28 (Assured Guaranty Muni. Corp. Insured)	1,700	1,714
5% 9/1/29 (Assured Guaranty Muni. Corp. Insured)	1,850	1,866
Richmond Wastewtr. Rev. Series 2019 A:
5% 8/1/39	390	430
5% 8/1/44	2,135	2,314
Riverside County Trans. Commission Toll Rev. Series 2021 B1, 4% 6/1/46	6,400	6,243
Rocklin Unified School District Series 2002:
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	6,281
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	6,414
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,958
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	5,820
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,657
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,723
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000	5,465
Sacramento City Unified School District:
Series 2007, 0% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	1,450	1,276
Series 2021 G, 4% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	2,250	2,269
Series 2022 A:
5% 8/1/41	1,870	2,053
5.5% 8/1/47	2,500	2,780
Series 2024 B:
5% 8/1/33 (Build America Mutual Assurance Insured)	1,500	1,796
5% 8/1/34 (Build America Mutual Assurance Insured)	400	477
5% 8/1/35 (Build America Mutual Assurance Insured)	475	562
5% 8/1/36 (Build America Mutual Assurance Insured)	500	588
5% 8/1/37 (Build America Mutual Assurance Insured)	1,400	1,635
5% 8/1/38 (Build America Mutual Assurance Insured)	1,000	1,154
5% 8/1/39 (Build America Mutual Assurance Insured)	450	515
5% 8/1/43 (Build America Mutual Assurance Insured)	1,300	1,459
5% 8/1/44 (Build America Mutual Assurance Insured)	650	728
Sacramento County Arpt. Sys. Rev.:
Series 2016 B:
5% 7/1/35	790	826
5% 7/1/36	2,000	2,084
Series 2018 C:
5% 7/1/31 (e)	2,110	2,245
5% 7/1/32 (e)	1,590	1,691
5% 7/1/34 (e)	4,000	4,249
5% 7/1/35 (e)	5,000	5,300
5% 7/1/36 (e)	7,500	7,920
Series 2018 E, 5% 7/1/34	1,000	1,095
Sacramento Muni. Util. District Elec. Rev. Series 2016 D, 5% 8/15/28	2,500	2,785
Sacramento TOT Rev. Series A:
5% 6/1/34	700	759
5% 6/1/35	2,065	2,233
5% 6/1/36	2,215	2,385
5% 6/1/37	2,405	2,576
5% 6/1/38	1,240	1,321
5% 6/1/43	7,165	7,525
San Bernardino Unified School District Gen. Oblig. Series 2012 F, 3% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	5,000	4,090
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/29	1,660	1,782
5% 7/1/31	2,000	2,143
5% 7/1/33	1,735	1,854
5% 7/1/34	1,380	1,473
5% 7/1/35	1,500	1,599
5% 7/1/36	1,980	2,104
5% 7/1/38	2,000	2,110
5% 7/1/42	5,000	5,231
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
(Sub Lien Proj.):
Series 2017 B:
5% 7/1/24 (e)	1,000	1,004
5% 7/1/25 (e)	515	525
5% 7/1/27 (e)	500	524
5% 7/1/28 (e)	1,000	1,047
5% 7/1/29 (e)	1,725	1,805
5% 7/1/30 (e)	2,915	3,052
5% 7/1/31 (e)	1,250	1,308
5% 7/1/32 (e)	1,300	1,360
5% 7/1/33 (e)	1,330	1,391
5% 7/1/34 (e)	1,000	1,045
5% 7/1/36 (e)	1,500	1,561
5% 7/1/37 (e)	750	777
5% 7/1/47 (e)	5,250	5,341
Series A, 5% 7/1/26 (e)	690	712
Series 2017A, 5% 7/1/42	5,810	6,098
Series 2019 B:
5% 7/1/28 (e)	820	874
5% 7/1/49 (e)	5,050	5,192
Series 2023 B, 5.25% 7/1/37 (e)	2,000	2,269
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2016:
5% 10/15/29	2,000	2,066
5% 10/15/30	1,000	1,032
5% 10/15/31	650	671
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	2,003
Series 2008 C, 0% 7/1/37	1,300	811
Series 2008 E, 0% 7/1/47 (h)	8,700	6,719
Series 2012 E, 0% 7/1/33	1,195	882
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2019 A, 4% 7/1/38	3,040	3,092
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2014 A, 5% 5/1/40 (e)	1,865	1,867
Series 2016 A, 5% 5/1/30	330	346
Series 2016 B:
5% 5/1/41 (e)	9,695	9,858
5% 5/1/46 (e)	23,000	23,289
Series 2017 A, 5% 5/1/42 (e)	3,205	3,294
Series 2017 D, 5% 5/1/25 (e)	2,250	2,290
Series 2018 D, 5% 5/1/43 (e)	1,000	1,033
Series 2019 A:
5% 5/1/36 (e)	10,000	10,717
5% 5/1/37 (e)	5,595	5,962
5% 1/1/47 (e)	6,005	6,205
5% 5/1/49 (e)	12,645	13,051
Series 2019 E, 5% 5/1/50 (e)	7,000	7,215
Series 2022 A, 5% 5/1/26 (e)	5,000	5,160
San Jacinto Unified School District Series 2014:
5% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	875	882
5% 8/1/28 (Assured Guaranty Muni. Corp. Insured)	1,250	1,259
5% 8/1/29 (Assured Guaranty Muni. Corp. Insured)	3,150	3,170
5% 8/1/31 (Assured Guaranty Muni. Corp. Insured)	650	654
San Jose Int. Arpt. Rev.:
Series 2017 A:
5% 3/1/27 (e)	2,480	2,588
5% 3/1/29 (e)	735	766
5% 3/1/31 (e)	1,100	1,147
5% 3/1/32 (e)	850	886
5% 3/1/33 (e)	1,095	1,141
5% 3/1/34 (e)	1,250	1,302
5% 3/1/35 (e)	3,475	3,616
5% 3/1/36 (e)	2,250	2,335
5% 3/1/37 (e)	2,250	2,327
5% 3/1/41 (e)	10,235	10,484
Series 2017 B:
5% 3/1/29	200	214
5% 3/1/30	250	267
5% 3/1/32	235	251
5% 3/1/33	250	267
5% 3/1/34	500	534
5% 3/1/37	3,000	3,180
Series 2021 A:
4% 3/1/34 (e)	2,000	2,062
5% 3/1/24 (e)	1,000	1,000
5% 3/1/25 (e)	500	506
5% 3/1/26 (e)	1,550	1,590
5% 3/1/27 (e)	750	783
5% 3/1/28 (e)	1,270	1,346
5% 3/1/29 (e)	1,000	1,077
5% 3/1/30 (e)	1,275	1,389
5% 3/1/31 (e)	1,600	1,764
5% 3/1/32 (e)	2,000	2,203
5% 3/1/33 (e)	1,500	1,652
San Juan Unified School District Series 2020, 2.25% 8/1/39	2,000	1,566
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/29	675	696
5% 10/1/30	2,000	2,062
5% 10/1/31	2,310	2,381
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	2,444
0% 8/1/37	2,675	1,604
0% 8/1/47	11,505	4,114
San Mateo County Cmnty. College District Series 2019, 5% 9/1/38	760	843
San Mateo County Joint Powers Fing. Auth. Series 2021 A1:
2.5% 6/15/55	10,550	6,878
3% 6/15/46	7,510	6,175
San Mateo Unified School District:
(Election of 2000 Proj.) Series B, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,393
Series 2020 A, 2.25% 9/1/42	3,000	2,193
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	825	829
5% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	860	865
5% 6/15/27 (Assured Guaranty Muni. Corp. Insured)	1,770	1,781
5% 6/15/28 (Assured Guaranty Muni. Corp. Insured)	1,865	1,877
5% 6/15/29 (Assured Guaranty Muni. Corp. Insured)	1,780	1,792
5% 6/15/30 (Assured Guaranty Muni. Corp. Insured)	1,150	1,158
5% 6/15/31 (Assured Guaranty Muni. Corp. Insured)	1,000	1,007
Sanger Unified School District Series 2018 C, 3% 8/1/48	2,785	2,225
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/32	1,365	1,537
5% 4/1/34	1,000	1,124
5% 4/1/36	2,135	2,382
5% 4/1/37	1,000	1,108
5% 4/1/38	845	930
Santa Clara County Fing. Auth. Lease Rev.:
Series 2019 A, 3% 5/1/41	2,000	1,756
Series 2021 A, 3% 5/1/39	2,250	2,017
Santa Clara Unified School District Series 2017, 3% 7/1/35	265	257
Santa Clarita Cmnty. College District Series 2019, 3% 8/1/49	2,000	1,594
Santa Monica Pub. Fin. Rev. (City Svcs. Bldg. Proj.) Series 2017, 4% 7/1/39	790	811
Santa Monica-Malibu Unified School District:
Series 2017 C:
4% 7/1/36	435	450
4% 7/1/37	475	488
4% 7/1/38	450	458
4% 7/1/39	550	558
5% 7/1/30	250	272
5% 7/1/31	350	380
5% 7/1/32	255	277
5% 7/1/33	250	272
5% 7/1/34	315	343
5% 7/1/35	400	433
Series 2019 A, 3% 8/1/49	3,190	2,537
Santee School District Series 2008 D, 0% 8/1/38	4,140	2,411
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	926
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,933
South Bayside Waste Mgmt. Auth.:
Series 2019 A:
5% 9/1/42 (Assured Guaranty Muni. Corp. Insured)	1,255	1,350
5% 9/1/42 (Pre-Refunded to 9/1/29 @ 100)(Escrowed to Maturity)	45	50
Series 2019 B:
5% 9/1/24 (e)	425	428
5% 9/1/24 (Escrowed to Maturity) (e)	15	15
South Orange County Pub. Fin. Auth. Series 2016, 5% 4/1/34	2,000	2,092
South San Francisco Pub. Fing. Auth. (Cmnty. Civic Campus And Multiple Cap. Projs.) Series 2021 A, 4% 6/1/46	5,000	4,962
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	10,000	9,643
Southwestern Cmnty. College District Gen. Oblig.:
Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	2,243
Series 2004, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,180
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
4% 10/1/37	2,000	2,038
5% 10/1/35	1,000	1,093
5% 10/1/36	1,585	1,724
Stockton Unified School District Gen. Oblig.:
Series 2011 D, 0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	1,900	1,384
Series 2012 A, 5% 8/1/24 (Assured Guaranty Muni. Corp. Insured)	300	302
Series 2012:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,110	1,110
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,065	1,065
5% 1/1/29 (Assured Guaranty Muni. Corp. Insured)	600	600
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	3,000	3,134
5% 9/1/27 (Assured Guaranty Muni. Corp. Insured)	4,380	4,588
5% 9/1/28 (Assured Guaranty Muni. Corp. Insured)	3,500	3,664
5% 9/1/29 (Assured Guaranty Muni. Corp. Insured)	2,000	2,091
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/24	1,000	1,004
5% 6/1/26	1,185	1,232
Tulare Swr. Rev. Series 2015, 5% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	965	998
Univ. of California Revs.:
Series 2017 M, 3% 5/15/37	800	764
Series 2021 Q, 3% 5/15/51	22,435	17,839
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
4% 1/1/35	1,000	995
4% 1/1/36	1,000	996
5% 1/1/30	1,335	1,406
5% 1/1/31	1,350	1,422
5% 1/1/32	1,400	1,474
5% 1/1/33	2,835	2,982
5% 1/1/34	2,230	2,348
Vernon Elec. Sys. Rev. Series 2022 A:
5% 8/1/36	1,490	1,632
5% 8/1/38	825	890
5% 8/1/39	1,275	1,366
5% 8/1/41	420	447
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	2,351
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,900	2,294
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,005
Washington Township Health Care District Gen. Oblig.:
Series 2013 B:
5% 8/1/43	5,000	5,016
5.5% 8/1/40	5,000	5,027
Series 2023 B:
4.5% 8/1/53 (Assured Guaranty Muni. Corp. Insured)	2,400	2,464
5.25% 8/1/48	1,625	1,825
5.5% 8/1/53	2,600	2,939
Washington Township Health Care District Rev.:
Series 2017 B:
5% 7/1/30	2,500	2,582
5% 7/1/32	1,350	1,387
5% 7/1/33	1,000	1,027
Series 2019 A:
5% 7/1/29	1,120	1,183
5% 7/1/30	1,000	1,056
5% 7/1/31	875	923
5% 7/1/32	890	939
5% 7/1/36	750	779
Series 2023 A:
5.75% 7/1/48	1,000	1,109
5.75% 7/1/53	1,000	1,081
Series A:
4% 7/1/33	260	263
4% 7/1/35	300	301
5% 7/1/30	300	324
5% 7/1/31	325	349
West Contra Costa Unified School District:
Series 2009 C1, 0% 8/1/32 (Assured Guaranty Corp. Insured)	1,000	768
Series 2012 D, 0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	1,675	1,213
Wiseburn School District Series 2012 C, 0% 8/1/37	1,000	605
TOTAL CALIFORNIA		1,551,903
Puerto Rico - 1.5%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	5,110	5,255
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	4,980	3,203
5.625% 7/1/27	595	628
5.625% 7/1/29	1,815	1,966
5.75% 7/1/31	4,240	4,727
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1, 4.55% 7/1/40	30	30
Series 2019 A2:
4.329% 7/1/40	7,580	7,526
4.536% 7/1/53	1,864	1,801
TOTAL PUERTO RICO		25,136
TOTAL MUNICIPAL BONDS (Cost $1,581,151)		1,577,039

Municipal Notes - 0.2%
	Principal Amount (a) (000s)	Value ($) (000s)
California - 0.2%
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 21, 4.1% 3/1/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(e)(i)(j) (Cost $3,800)	3,800	3,800

Money Market Funds - 3.5%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 3.30% (k)(l) (Cost $56,965)	56,946,884	56,963

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $1,641,916)	1,637,802
NET OTHER ASSETS (LIABILITIES) - 0.4%	6,588
NET ASSETS - 100.0%	1,644,390

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,012,000 or 2.3% of net assets.

(e)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security
(h)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(i)	Provides evidence of ownership in one or more underlying municipal bonds.
(j)	Coupon rates are determined by re-marketing agents based on current market conditions.
(k)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.30%	-	321,244	264,282	1,080	3	(2)	56,963	2.5%
Total	-	321,244	264,282	1,080	3	(2)	56,963

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	1,580,839	-	1,577,945	2,894

Money Market Funds	56,963	56,963	-	-
Total Investments in Securities:	1,637,802	56,963	1,577,945	2,894
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		February 29, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,584,951)	$1,580,839
Fidelity Central Funds (cost $56,965)	56,963

Total Investment in Securities (cost $1,641,916)		$1,637,802
Cash		100
Receivable for fund shares sold		497
Interest receivable		16,475
Distributions receivable from Fidelity Central Funds		163
Prepaid expenses		1
Total assets		1,655,038
Liabilities
Payable for investments purchased on a delayed delivery basis	$7,000
Payable for fund shares redeemed	1,537
Distributions payable	1,428
Accrued management fee	473
Distribution and service plan fees payable	17
Other affiliated payables	137
Other payables and accrued expenses	56
Total Liabilities		10,648
Net Assets		$1,644,390
Net Assets consist of:
Paid in capital		$1,682,029
Total accumulated earnings (loss)		(37,639)
Net Assets		$1,644,390

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($41,198 ÷ 3,376 shares)(a)		$12.20
Maximum offering price per share (100/96.00 of $12.20)		$12.71
Class M :
Net Asset Value and redemption price per share ($3,272 ÷ 267 shares)(a)(b)		$12.23
Maximum offering price per share (100/96.00 of $12.23)		$12.74
Class C :
Net Asset Value and offering price per share ($8,745 ÷ 718 shares)(a)		$12.18
California Municipal Income :
Net Asset Value, offering price and redemption price per share ($1,473,001 ÷ 120,879 shares)		$12.19
Class I :
Net Asset Value, offering price and redemption price per share ($47,272 ÷ 3,871 shares)		$12.21
Class Z :
Net Asset Value, offering price and redemption price per share ($70,902 ÷ 5,807 shares)		$12.21
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended February 29, 2024
Investment Income
Interest		$57,578
Income from Fidelity Central Funds		1,080
Total Income		58,658
Expenses
Management fee	$6,143
Transfer agent fees	1,451
Distribution and service plan fees	212
Accounting fees and expenses	327
Custodian fees and expenses	19
Independent trustees' fees and expenses	6
Registration fees	94
Audit	59
Legal	6
Miscellaneous	14
Total expenses before reductions	8,331
Expense reductions	(72)
Total expenses after reductions		8,259
Net Investment income (loss)		50,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(21,407)
Fidelity Central Funds	3
Total net realized gain (loss)		(21,404)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	53,457
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		53,455
Net gain (loss)		32,051
Net increase (decrease) in net assets resulting from operations		$82,450
Statement of Changes in Net Assets

Amount in thousands	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,399	$46,485
Net realized gain (loss)	(21,404)	(11,892)
Change in net unrealized appreciation (depreciation)	53,455	(137,551)
Net increase (decrease) in net assets resulting from operations	82,450	(102,958)
Distributions to shareholders	(49,055)	(46,095)

Share transactions - net increase (decrease)	(241,712)	(134,994)
Total increase (decrease) in net assets	(208,317)	(284,047)

Net Assets
Beginning of period	1,852,707	2,136,754
End of period	$1,644,390	$1,852,707

Financial Highlights
Fidelity Advisor® California Municipal Income Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.90	$12.85	$13.28	$13.63	$12.78
Income from Investment Operations
Net investment income (loss) B,C	.302	.267	.245	.281	.309
Net realized and unrealized gain (loss)	.291	(.952)	(.370)	(.305)	.866
Total from investment operations	.593	(.685)	(.125)	(.024)	1.175
Distributions from net investment income	(.293)	(.265)	(.245)	(.281)	(.309)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.293)	(.265)	(.305)	(.326)	(.325)
Net asset value, end of period	$12.20	$11.90	$12.85	$13.28	$13.63
Total Return D,E	5.06%	(5.32)%	(1.00)%	(.15)%	9.30%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.78%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.79%	.79%
Expenses net of all reductions	.78%	.79%	.78%	.78%	.79%
Net investment income (loss)	2.53%	2.23%	1.84%	2.11%	2.34%
Supplemental Data
Net assets, end of period (in millions)	$41	$49	$59	$60	$56
Portfolio turnover rate H	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.93	$12.88	$13.31	$13.66	$12.81
Income from Investment Operations
Net investment income (loss) B,C	.314	.280	.258	.290	.315
Net realized and unrealized gain (loss)	.291	(.953)	(.370)	(.304)	.866
Total from investment operations	.605	(.673)	(.112)	(.014)	1.181
Distributions from net investment income	(.305)	(.277)	(.258)	(.291)	(.315)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.305)	(.277)	(.318)	(.336)	(.331)
Net asset value, end of period	$12.23	$11.93	$12.88	$13.31	$13.66
Total Return D,E	5.15%	(5.21)%	(.91)%	(.08)%	9.32%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.69%	.69%	.70%	.72%	.75%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.72%	.75%
Expenses net of all reductions	.69%	.69%	.70%	.72%	.75%
Net investment income (loss)	2.61%	2.32%	1.92%	2.18%	2.37%
Supplemental Data
Net assets, end of period (in millions)	$3	$4	$5	$5	$11
Portfolio turnover rate H	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.88	$12.83	$13.26	$13.61	$12.76
Income from Investment Operations
Net investment income (loss) B,C	.215	.179	.146	.181	.210
Net realized and unrealized gain (loss)	.291	(.953)	(.370)	(.305)	.866
Total from investment operations	.506	(.774)	(.224)	(.124)	1.076
Distributions from net investment income	(.206)	(.176)	(.146)	(.181)	(.210)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.206)	(.176)	(.206)	(.226)	(.226)
Net asset value, end of period	$12.18	$11.88	$12.83	$13.26	$13.61
Total Return D,E	4.31%	(6.03)%	(1.74)%	(.90)%	8.50%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.51%	1.53%	1.53%	1.54%	1.54%
Expenses net of fee waivers, if any	1.50%	1.52%	1.53%	1.54%	1.54%
Expenses net of all reductions	1.50%	1.52%	1.53%	1.54%	1.54%
Net investment income (loss)	1.80%	1.49%	1.09%	1.36%	1.59%
Supplemental Data
Net assets, end of period (in millions)	$9	$10	$14	$21	$24
Portfolio turnover rate H	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® California Municipal Income Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.88	$12.83	$13.26	$13.61	$12.76
Income from Investment Operations
Net investment income (loss) B,C	.341	.307	.290	.325	.353
Net realized and unrealized gain (loss)	.301	(.953)	(.370)	(.305)	.866
Total from investment operations	.642	(.646)	(.080)	.020	1.219
Distributions from net investment income	(.332)	(.304)	(.290)	(.325)	(.353)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.332)	(.304)	(.350)	(.370)	(.369)
Net asset value, end of period	$12.19	$11.88	$12.83	$13.26	$13.61
Total Return D	5.50%	(5.02)%	(.67)%	.18%	9.68%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.45%	.46%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.85%	2.56%	2.17%	2.45%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$1,473	$1,685	$1,947	$2,047	$2,159
Portfolio turnover rate G	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.91	$12.86	$13.29	$13.64	$12.79
Income from Investment Operations
Net investment income (loss) B,C	.330	.297	.278	.313	.342
Net realized and unrealized gain (loss)	.292	(.953)	(.370)	(.304)	.866
Total from investment operations	.622	(.656)	(.092)	.009	1.208
Distributions from net investment income	(.322)	(.294)	(.278)	(.314)	(.342)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.322)	(.294)	(.338)	(.359)	(.358)
Net asset value, end of period	$12.21	$11.91	$12.86	$13.29	$13.64
Total Return D	5.31%	(5.08)%	(.75)%	.09%	9.56%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.55%	.55%	.54%	.54%	.55%
Expenses net of fee waivers, if any	.54%	.54%	.54%	.54%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.54%	.55%
Net investment income (loss)	2.76%	2.47%	2.08%	2.36%	2.58%
Supplemental Data
Net assets, end of period (in millions)	$47	$45	$52	$67	$59
Portfolio turnover rate G	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.91	$12.86	$13.29	$13.64	$12.79
Income from Investment Operations
Net investment income (loss) B,C	.345	.311	.294	.329	.357
Net realized and unrealized gain (loss)	.291	(.953)	(.370)	(.305)	.866
Total from investment operations	.636	(.642)	(.076)	.024	1.223
Distributions from net investment income	(.336)	(.308)	(.294)	(.329)	(.357)
Distributions from net realized gain	-	-	(.060)	(.045)	(.016)
Total distributions	(.336)	(.308)	(.354)	(.374)	(.373)
Net asset value, end of period	$12.21	$11.91	$12.86	$13.29	$13.64
Total Return D	5.44%	(4.97)%	(.64)%	.21%	9.68%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.43%	.43%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.42%	.43%	.42%	.43%	.43%
Expenses net of all reductions	.42%	.43%	.42%	.43%	.43%
Net investment income (loss)	2.88%	2.59%	2.20%	2.47%	2.70%
Supplemental Data
Net assets, end of period (in millions)	$71	$60	$60	$53	$43
Portfolio turnover rate G	15%	14%	14%	13%	11%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, California Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund may be affected by economic and political developments in the state of California.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,673
Gross unrealized depreciation	(44,886)
Net unrealized appreciation (depreciation)	$(2,213)
Tax Cost	$1,640,015

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(34,252)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,213)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,529)
Long-term	(29,723)
Total capital loss carryforward	$(34,252)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Tax-exempt Income	$49,055	$46,095
Total	$49,055	$46,095

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Municipal Income Fund	250,023	440,507

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$114	$ 3
Class M	- %	.25%	8	-
Class C	.75%	.25%	90	6
			$212	$9

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3
Class M	-B
Class C A	-B
$3
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of less than five hundred dollars.
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Asset
Class A	0.1581
Class M	0.0687
Class C	0.1357
California Municipal Income	0.0777
Class I	0.1712

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net AssetsA
Class A	$71.16
Class M	2.07
Class C	12.13
California Municipal Income	1,255.08
Class I	80.17
Class Z	31.05
	$1,451

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity California Municipal Income Fund	.0183

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Municipal Income Fund	.02

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.50
Class M	0.41
Class C	0.48
California Municipal Income	0.42
Class I	0.52
Class Z	0.39

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity California Municipal Income Fund	-	3,700	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity California Municipal Income Fund	$3

7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $71.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 29, 2024	Year ended February 28, 2023
Fidelity California Municipal Income Fund
Distributions to shareholders
Class A	$ 1,112	$1,152
Class M	83	95
Class C	155	162
California Municipal Income	44,680	42,313
Class I	1,257	1,037
Class Z	1,768	1,336
Total	$49,055	$46,095
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 28, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Fidelity California Municipal Income Fund
Class A
Shares sold	474	655	$5,659	$7,832
Reinvestment of distributions	80	85	955	1,018
Shares redeemed	(1,337)	(1,174)	(15,961)	(14,022)
Net increase (decrease)	(783)	(434)	$(9,347)	$(5,172)
Class M
Shares sold	28	20	$338	$241
Reinvestment of distributions	6	7	74	87
Shares redeemed	(66)	(123)	(784)	(1,478)
Net increase (decrease)	(32)	(96)	$(372)	$(1,150)
Class C
Shares sold	125	95	$1,509	$1,145
Reinvestment of distributions	12	13	142	150
Shares redeemed	(260)	(334)	(3,086)	(4,038)
Net increase (decrease)	(123)	(226)	$(1,435)	$(2,743)
California Municipal Income
Shares sold	23,042	102,599	$274,088	$1,222,196
Reinvestment of distributions	1,991	1,974	23,782	23,585
Shares redeemed	(45,942)	(114,498)	(539,308)	(1,372,564)
Net increase (decrease)	(20,909)	(9,925)	$(241,438)	$(126,783)
Class I
Shares sold	1,824	2,321	$21,783	$27,643
Reinvestment of distributions	80	72	960	867
Shares redeemed	(1,799)	(2,703)	(21,159)	(32,394)
Net increase (decrease)	105	(310)	$1,584	$(3,884)
Class Z
Shares sold	2,563	3,224	$30,613	$38,590
Reinvestment of distributions	136	100	1,623	1,203
Shares redeemed	(1,928)	(2,921)	(22,940)	(35,055)
Net increase (decrease)	771	403	$9,296	$4,738

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Municipal Income Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 315 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024
Fidelity® California Municipal Income Fund
Class A	.78%
Actual		$ 1,000	$ 1,040.60	$ 3.96
Hypothetical-B		$ 1,000	$ 1,020.98	$ 3.92
Class M	.69%
Actual		$ 1,000	$ 1,041.00	$ 3.50
Hypothetical-B		$ 1,000	$ 1,021.43	$ 3.47
Class C	1.50%
Actual		$ 1,000	$ 1,037.00	$ 7.60
Hypothetical-B		$ 1,000	$ 1,017.40	$ 7.52
Fidelity® California Municipal Income Fund	.45%
Actual		$ 1,000	$ 1,043.20	$ 2.29
Hypothetical-B		$ 1,000	$ 1,022.63	$ 2.26
Class I	.54%
Actual		$ 1,000	$ 1,041.80	$ 2.74
Hypothetical-B		$ 1,000	$ 1,022.18	$ 2.72
Class Z	.42%
Actual		$ 1,000	$ 1,043.30	$ 2.13
Hypothetical-B		$ 1,000	$ 1,022.77	$ 2.11

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends were free from federal income tax, and 23.03% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity California Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class. which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
Fidelity California Municipal Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee under the fund's existing management contract, which is the individual fund fee, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fees previously authorized to be charged for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to a Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder, as well as Board, approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	2,164,573,232.52	97.25
Withheld	61,264,356.38	2.75
TOTAL	2,225,837,588.90	100.00
Jennifer Toolin McAuliffe
Affirmative	2,169,553,216.36	97.47
Withheld	56,284,372.54	2.53
TOTAL	2,225,837,588.90	100.00
Christine J. Thompson
Affirmative	2,135,271,031.45	95.93
Withheld	90,566,557.45	4.07
TOTAL	2,225,837,588.90	100.00
Elizabeth S. Acton
Affirmative	2,174,329,841.51	97.69
Withheld	51,507,747.39	2.31
TOTAL	2,225,837,588.90	100.00
Laura M. Bishop
Affirmative	2,174,624,391.91	97.70
Withheld	51,213,196.99	2.30
TOTAL	2,225,837,588.90	100.00
Ann E. Dunwoody
Affirmative	2,173,007,525.56	97.63
Withheld	52,830,063.34	2.37
TOTAL	2,225,837,588.90	100.00
John Engler
Affirmative	2,117,694,890.62	95.14
Withheld	108,142,698.28	4.86
TOTAL	2,225,837,588.90	100.00
Robert F. Gartland
Affirmative	2,171,534,062.63	97.56
Withheld	54,303,526.27	2.44
TOTAL	2,225,837,588.90	100.00
Robert W. Helm
Affirmative	2,166,242,501.48	97.32
Withheld	59,595,087.42	2.68
TOTAL	2,225,837,588.90	100.00
Arthur E. Johnson
Affirmative	2,163,870,957.05	97.22
Withheld	61,966,631.85	2.78
TOTAL	2,225,837,588.90	100.00
Michael E. Kenneally
Affirmative	2,167,055,509.32	97.36
Withheld	58,782,079.58	2.64
TOTAL	2,225,837,588.90	100.00
Mark A. Murray
Affirmative	2,160,920,128.09	97.08
Withheld	64,917,460.81	2.92
TOTAL	2,225,837,588.90	100.00
Carol J. Zierhoffer
Affirmative	2,167,883,265.56	97.40
Withheld	57,954,323.34	2.60
TOTAL	2,225,837,588.90	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.783451.121
CFL-ANN-0424
Fidelity® California Limited Term Tax-Free Bond Fund

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	3.58%	1.02%	1.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 5.42% for the 12 months ending February 29, 2024, according to the Bloomberg Municipal Bond Index, largely reflecting strength in the final two months of 2023. From March through July, munis mostly treaded water, hamstrung by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued its aggressive rate-hiking cycle to combat persistent inflation. Munis then returned -5.14% from August through October, when the Fed, citing easing but still-high inflation, adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then adding 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts in 2024. But munis' progress stalled in January (-0.51%) and February (+0.13), as stronger-than-projected economic growth and slowing disinflation caused the market to reprice the timing and magnitude of potential rate cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year, the fund gained 3.58%, net of fees, versus 3.68% for the Bloomberg California Enhanced Municipal 1-7 Year Non-AMT Index and 5.42% for the broad-based Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's carry advantage, meaning its larger-than-index exposure to higher-coupon bonds, contributed to performance versus the state-specific index. The fund's overweight in bonds backed by Providence, a not-for-profit health care system operating hospitals and medical clinics in and outside California, also helped. The bonds were buoyed by the system's improved business fundamentals. Differences in the way fund holdings and index components were priced boosted relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the state index, however, are priced by the index provider. In contrast, exposure to California-based Beverly Hospital detracted from the fund's relative result. In April, the hospital filed for bankruptcy protection to avoid the closure of its Montebello facility, which merged with Adventist Health in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	38.9
Health Care	19.3
Education	10.7
Transportation	8.4
Electric Utilities	5.6
Others* (Individually Less Than 5%)	17.1
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Municipal Bonds - 98.5%
	Principal Amount (a)	Value ($)
California - 97.5%
ABC Unified School District Series 2001 C, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,285,000	1,228,111
Acton-Agua Dulce Unified Scd Series 2009, 0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	1,795,000	1,366,514
Azusa Unified School District Series 2002, 0% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,125,000	1,033,454
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (b)	7,300,000	7,149,337
Series 2021 A, 2%, tender 4/1/28 (b)	11,900,000	11,059,652
Series A, 2.95%, tender 4/1/26 (b)	1,875,000	1,845,059
Series B, 2.85%, tender 4/1/25 (b)	7,060,000	6,993,242
Bay Area Wtr. Supply & Conservation Agcy. (Cap. Cost Recovery Prepayment Prog.) Series 2023 A:
5% 10/1/26	1,000,000	1,063,136
5% 10/1/27	1,000,000	1,090,726
5% 10/1/28	1,000,000	1,117,295
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Bonds:
Series 2023 F, 5.5%, tender 11/1/30 (b)	1,155,000	1,265,310
Series 2023 G1, 5.25%, tender 4/1/30 (b)	1,160,000	1,237,889
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
5% 6/1/24	350,000	351,280
5% 6/1/25	400,000	408,234
5% 6/1/26	500,000	519,612
California Edl. Facilities Auth. Rev. Series 2021 A:
5% 4/1/25	415,000	423,600
5% 4/1/26	475,000	495,754
5% 4/1/27	475,000	507,876
5% 4/1/28	375,000	409,421
California Gen. Oblig.:
Series 2016:
5% 8/1/27	2,000,000	2,110,674
5% 9/1/30	1,550,000	1,632,922
Series 2017 A, 5% 8/1/26	5,170,000	5,445,984
Series 2018:
3% 10/1/32	595,000	590,036
5% 8/1/25	250,000	257,243
Series 2019, 5% 10/1/28	1,845,000	2,043,633
Series 2020:
5% 11/1/26	2,000,000	2,119,877
5% 11/1/28	5,000,000	5,548,474
5% 11/1/30	1,060,000	1,225,495
5% 11/1/31	2,990,000	3,455,054
Series 2021, 5% 12/1/25	2,500,000	2,592,148
Series 2023:
5% 10/1/28	5,000,000	5,538,302
5% 9/1/30	5,000,000	5,763,105
California Health Facilities Fing. Auth. Rev.:
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (b)	12,985,000	12,586,644
Series 2016 B2, 4%, tender 10/1/24 (b)	7,130,000	7,127,698
Series 2019 B, 5%, tender 10/1/27 (b)	5,625,000	5,904,285
Series 2019 C, 5%, tender 10/1/25 (b)	6,730,000	6,849,146
Series 2021 A, 3%, tender 8/15/25 (b)	9,000,000	8,999,203
Series 2024 B2, 5%, tender 2/4/31 (b)	5,000,000	5,695,617
Series 2015, 5% 11/15/25	675,000	700,642
Series 2016 A, 4% 3/1/27	475,000	481,721
Series 2021 A:
4% 11/1/24	365,000	366,890
5% 11/1/25	500,000	517,261
5% 11/1/26	300,000	317,902
5% 11/1/27	200,000	217,061
Series 2021 B:
5% 11/1/26	250,000	264,919
5% 11/1/27	600,000	651,183
Series 2022 A:
5% 5/15/26	1,000,000	1,047,759
5% 5/15/27	275,000	294,407
Series 2022 C, 5% 7/1/32	1,335,000	1,491,828
California Hsg. Fin. Agcy. Afforda Bonds Series 2023 A2, 3.6%, tender 8/1/63 (b)	2,500,000	2,487,837
California Infrastructure & Econ. Dev. Series 2019, 5% 8/1/27	300,000	321,981
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	7,665,000	6,779,402
Series 2024 A, 3.25% 8/1/29 (c)	3,000,000	3,027,050
California Muni. Fin. Auth.:
(Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A, 5% 6/1/30	2,650,000	2,846,669
Bonds Series 2024 A, 3.2%, tender 8/1/27 (b)	1,355,000	1,350,501
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/24	370,000	371,667
5% 10/1/25	1,210,000	1,232,907
5% 10/1/26	355,000	368,313
(Channing House Proj.) Series 2017 A:
4% 5/15/28	2,000,000	2,069,992
5% 5/15/26	360,000	377,350
5% 5/15/27	350,000	376,147
(Institute On Aging Proj.) Series 2017:
5% 8/15/24	285,000	287,056
5% 8/15/25	995,000	1,021,173
5% 8/15/26	275,000	290,029
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/25	1,250,000	1,278,051
5% 6/1/28	390,000	415,125
Series 2016 A, 4% 11/1/26 (d)	500,000	494,640
Series 2017 A:
5% 7/1/24	1,400,000	1,403,624
5% 7/1/25	1,035,000	1,049,487
5% 11/1/25	745,000	753,320
5% 7/1/26	1,065,000	1,095,515
5% 7/1/27	1,235,000	1,290,630
5% 7/1/29	115,000	120,270
Series 2017 B:
5% 7/1/24	1,440,000	1,443,727
5% 1/1/25	1,230,000	1,238,491
5% 7/1/26	500,000	514,326
5% 7/1/27	640,000	668,829
Series 2018:
5% 10/1/24	275,000	276,395
5% 10/1/25	275,000	280,291
5% 10/1/26	300,000	311,025
Series 2019 A:
5% 4/1/26	650,000	676,398
5% 4/1/27	1,285,000	1,370,017
5% 4/1/28	2,000,000	2,175,503
5% 4/1/29	3,000,000	3,286,097
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009 A, 1.3%, tender 2/3/25 (b)(d)	1,500,000	1,462,687
California Muni. Fin. Auth. Sr Living Series 2019:
4% 11/15/25	630,000	622,851
4% 11/15/28	710,000	697,438
California Muni. Fin. Auth. Student Hsg.:
(CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021:
5% 5/15/24 (Build America Mutual Assurance Insured)	500,000	501,128
5% 5/15/25 (Build America Mutual Assurance Insured)	400,000	406,493
5% 5/15/26 (Build America Mutual Assurance Insured)	450,000	465,257
5% 5/15/27 (Build America Mutual Assurance Insured)	470,000	494,607
5% 5/15/28 (Build America Mutual Assurance Insured)	375,000	401,235
5% 5/15/29 (Build America Mutual Assurance Insured)	400,000	434,628
5% 5/15/30 (Build America Mutual Assurance Insured)	500,000	550,759
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/24	1,300,000	1,302,752
5% 5/15/25	3,400,000	3,451,988
5% 5/15/26	3,000,000	3,093,999
5% 5/15/27	3,000,000	3,148,689
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/24	2,265,000	2,269,705
5% 5/15/27	750,000	787,172
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019, 5% 5/15/24 (Build America Mutual Assurance Insured)	345,000	345,813
California Pub. Fin. Auth. Rev.:
Series 2021 A:
4% 10/15/24	380,000	379,698
4% 10/15/25	390,000	390,225
Series 2024, 5% 8/1/30	5,500,000	6,333,062
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2016 D, 5% 4/1/28	4,635,000	4,882,945
Series 2021 D:
5% 11/1/27	3,555,000	3,866,049
5% 11/1/28	3,745,000	4,173,259
Series 2022 C:
5% 8/1/26	6,255,000	6,588,903
5% 8/1/27	5,165,000	5,583,686
5% 8/1/28	3,175,000	3,517,830
Series 2023 B, 5% 12/1/29	5,000,000	5,691,572
Series 2017:
5% 10/1/26	325,000	343,766
5% 10/1/26 (Escrowed to Maturity)	20,000	21,201
Series 2021 D, 4% 11/1/26	2,905,000	3,001,266
Series A, 5% 9/1/29	860,000	866,718
California State Univ. Rev.:
Bonds:
Series 2016 B1, 1.6%, tender 11/1/26 (b)	525,000	488,006
Series 2016 B3, 3.125%, tender 11/1/26 (b)	6,000,000	6,010,369
Series 2020 A, 5% 11/1/25	1,000,000	1,036,830
California Statewide Cmntys. Dev. Auth. Series 2016, 5% 5/15/24	1,000,000	1,001,421
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/25	2,100,000	2,117,388
5% 1/1/26	1,090,000	1,112,477
5% 1/1/27	1,900,000	1,970,858
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/24	1,020,000	1,024,894
5% 7/1/25	625,000	638,868
Series 2015:
4% (e)(f)	857,313	377,218
5% (e)(f)	182,407	80,259
Series 2016:
5% 10/1/24	2,030,000	2,043,518
5% 10/1/25	1,010,000	1,027,881
Series 2018 A, 5% 3/1/27	555,000	581,215
Series 2021 A:
5% 4/1/24	375,000	375,239
5% 4/1/25	575,000	581,554
5% 4/1/26	380,000	389,415
5% 4/1/27	600,000	624,210
5% 4/1/28	425,000	448,667
5% 4/1/29	625,000	669,078
5% 4/1/30	440,000	477,318
5% 4/1/31	450,000	493,521
Cerritos Cmnty. College District Series 2012 D, 0% 8/1/28	740,000	650,358
Coast Cmnty. College District Series 2015:
0% 8/1/33 (Pre-Refunded to 8/15/25 @ 71.269)	950,000	648,005
0% 8/1/35 (Pre-Refunded to 8/15/25 @ 64.821)	300,000	186,118
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/26	250,000	263,616
5% 7/1/27	255,000	275,887
El Camino Hosp. District Series 2006, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,204,278
Elk Grove Fin. Auth. Spl. Tax Rev.:
Series 2015:
5% 9/1/24	1,000,000	1,006,692
5% 9/1/27	150,000	154,981
Series 2016, 4% 9/1/25	1,915,000	1,915,364
Evergreen Elementary School District Series 2006 B, 0% 8/1/27	1,240,000	1,114,011
Fairfield Ctfs. Prtn. Series 2007, 0% 4/1/27	1,850,000	1,669,425
Fort Bragg Calif Unified School District Series 2007, 0% 8/1/30 (AMBAC Insured)	1,000,000	815,530
Fullerton Pub. Fing. Auth. Series 2021 A:
4% 2/1/25	235,000	236,743
4% 2/1/26	210,000	213,866
4% 2/1/27	230,000	237,246
4% 2/1/28	230,000	239,960
4% 2/1/30	385,000	409,090
Garvey School District Series 2000 B, 0% 8/1/30	1,625,000	1,300,415
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A:
0% 6/1/26 (Escrowed to Maturity)	500,000	467,038
0% 6/1/27 (Escrowed to Maturity)	5,000,000	4,547,598
Series 2017 A1:
5% 6/1/25 (Escrowed to Maturity)	285,000	292,449
5% 6/1/26 (Escrowed to Maturity)	1,000,000	1,051,101
5% 6/1/28 (Pre-Refunded to 6/1/27 @ 100)	1,805,000	1,945,941
Kingsburg Calif Jt Union High School Series 2008, 0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	1,170,000	890,709
Long Beach Unified School District:
Series 1999 G, 0% 8/1/29 (Assured Guaranty Corp. Insured)	3,995,000	3,378,948
Series D1, 0% 8/1/29	1,915,000	1,558,693
Los Angeles County Dev. Authorities Bonds Series 2023 C, 3.75%, tender 12/1/26 (b)	3,000,000	3,004,968
Los Angeles County Pub. Works Fing. Auth. Lease Rev.:
(LACMA Bldg. for the Permanent Collection Proj.) Series 2020 A, 5% 12/1/27	3,375,000	3,699,115
Series 2022 G:
5% 12/1/25	1,500,000	1,559,448
5% 12/1/26	1,750,000	1,869,331
5% 12/1/27	1,875,000	2,055,064
5% 12/1/28	1,625,000	1,825,148
Los Angeles Dept. Arpt. Rev.:
Series 2019 C:
5% 5/15/25	190,000	194,862
5% 5/15/25 (Escrowed to Maturity)	75,000	76,876
Series 2020 B, 5% 5/15/26	7,000,000	7,363,413
Los Angeles Unified School District:
Series 2016 B, 2% 7/1/29	465,000	432,757
Series A, 5% 7/1/24	435,000	437,655
Series M1, 5% 7/1/25	300,000	308,350
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A:
5% 10/1/29	4,750,000	5,372,298
5% 10/1/30	5,000,000	5,765,312
Mendocino-Lake Cmnty. Clge District Series 2015 B, 0% 8/1/38 (Pre-Refunded to 8/1/25 @ 52.824)	3,240,000	1,635,440
Middle Fork Proj. Fin. Auth. Series 2020, 5% 4/1/30	1,200,000	1,296,992
Montebello Pub. Fing. Auth.:
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/27	1,415,000	1,477,208
(Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A, 5% 6/1/28	1,490,000	1,557,347
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/29	1,560,000	1,631,731
Monterey Peninsula Cmnty. College District Series 2016, 0% 8/1/24	2,850,000	2,810,986
Mount Diablo Unified School District Series 2022 B, 4% 8/1/27	3,000,000	3,147,779
Napa Valley Cmnty. Cllge District Series 2002 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,025,000	924,262
Napa Valley Unified School District Series 2010 A, 0% 8/1/27	2,065,000	1,850,837
Newport Mesa Unified School District Series 2007, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,915,000	3,336,072
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	10,000,000	10,003,668
Oakland Unified School District Alameda County Series 2016:
5% 8/1/26	1,725,000	1,815,845
5% 8/1/29	940,000	991,041
Palm Springs Unified School District Series 2016 A, 1.25% 8/1/30 (Assured Guaranty Muni. Corp. Insured)	1,895,000	1,589,481
Palmdale School District Series 2002, 0% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,277,781
Palo Alto Unified School District Gen. Oblig. Series 2008, 0% 8/1/31	965,000	780,140
Palomar Cmnty. College District Series 2010 B, 0% 8/1/29	1,015,000	848,939
Palomar Pomerado Health Series 2009 A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	800,000	625,862
Pasadena Unified School District Gen. Oblig. Series 2020 C, 5% 8/1/29	1,300,000	1,480,799
Placentia-Yorba Linda Unified School District Series 2004 B, 0% 8/1/27	1,905,000	1,712,594
Poway Unified School District Series 2009, 0% 8/1/26	2,145,000	1,990,188
Rio Hondo Cmnty. College District Series 2010 C, 0% 8/1/29	1,800,000	1,520,000
Robla School District Series 2007, 0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,235,000	1,760,010
Sacramento City Unified School District:
Series 2007:
0% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,455,000	1,318,239
0% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	500,000	440,126
Series 2014, 5% 7/1/25	50,000	50,249
Series 2021:
4% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,002,318
4% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,100,000	1,128,474
4% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	350,000	363,459
4% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	625,000	655,134
4% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	250,000	263,904
Series 2022:
5% 7/1/26 (Build America Mutual Assurance Insured)	1,415,000	1,483,888
5% 7/1/27 (Build America Mutual Assurance Insured)	1,825,000	1,959,359
5% 7/1/28 (Build America Mutual Assurance Insured)	2,250,000	2,469,701
5% 7/1/29 (Build America Mutual Assurance Insured)	2,750,000	3,079,656
5% 7/1/30 (Build America Mutual Assurance Insured)	1,575,000	1,794,869
Sacramento County Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/25	605,000	620,884
Series 2018 D, 5% 7/1/24	400,000	402,285
Series 2018 E, 5% 7/1/28	745,000	823,854
Series 2020:
5% 7/1/24 (Escrowed to Maturity)	730,000	733,788
5% 7/1/26	370,000	389,637
5% 7/1/27	830,000	896,328
5% 7/1/28	700,000	774,091
Sacramento Muni. Util. District Elec. Rev. Bonds:
Series 2019 B, 5%, tender 10/15/25 (b)	1,920,000	1,956,107
Series 2023 D, 5%, tender 10/15/30 (b)	6,000,000	6,800,476
Sacramento TOT Rev.:
Series 2018 A, 5% 6/1/31	500,000	544,014
Series A, 5% 6/1/26	900,000	937,398
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/24	1,415,000	1,423,174
5% 7/1/26	1,450,000	1,515,592
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2019 A, 5% 7/1/24	45,000	45,276
Series 2020 B, 5% 7/1/29	1,025,000	1,161,510
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B, 5% 10/15/25	1,605,000	1,663,371
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/26 (Escrowed to Maturity)	7,300,000	6,926,768
San Lorenzo Valley Unified Series 2004:
0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485,000	1,293,265
0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500,000	2,947,698
San Mateo County Cmnty. College District Series 2006 B:
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,505,000	3,249,320
0% 9/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,945,000	6,950,205
San Mateo Unified School District Series 2004, 0% 9/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,750,000	5,925,777
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (Assured Guaranty Muni. Corp. Insured)	100,000	100,443
Santa Monica Cmnty. College District Gen. Oblig. Series 2004 B, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	300,000	263,639
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/26 (AMBAC Insured)	11,165,000	10,317,585
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	7,325,000	7,063,222
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
5% 10/1/24	700,000	706,734
5% 10/1/25	750,000	772,084
5% 10/1/26	1,000,000	1,053,911
5% 10/1/27	1,000,000	1,078,241
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	125,000	125,903
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	3,610,000	3,770,649
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1, 5% 6/1/27	500,000	530,535
Turlock Irrigation District Rev. Series 2020, 5% 1/1/26	4,995,000	5,203,829
Univ. of California Revs.:
Series 2023 BM:
5% 5/15/28	3,000,000	3,326,778
5% 5/15/29	2,350,000	2,667,849
Series 2023 BN, 5% 5/15/29	5,000,000	5,676,275
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
5% 1/1/26	500,000	510,842
5% 1/1/28	1,000,000	1,050,715
Vernon Elec. Sys. Rev.:
Series 2021 A:
5% 4/1/24	1,100,000	1,100,717
5% 4/1/26	1,000,000	1,021,967
5% 4/1/28	1,500,000	1,575,969
Series 2022 A:
5% 8/1/24	700,000	702,891
5% 8/1/25	500,000	506,667
5% 8/1/26	600,000	616,056
5% 8/1/29	1,055,000	1,127,301
Washington Township Health Care District Rev.:
Series 2019 A:
5% 7/1/24	500,000	501,294
5% 7/1/25	500,000	505,901
5% 7/1/26	935,000	957,596
5% 7/1/27	1,090,000	1,129,398
Series A:
5% 7/1/24	200,000	200,518
5% 7/1/25	200,000	202,748
5% 7/1/26	250,000	257,613
5% 7/1/27	375,000	391,174
5% 7/1/28	400,000	422,427
5% 7/1/29	350,000	373,609
West Contra Costa Unified School District:
Series 2004 C, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	530,000	474,715
Series E:
4% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	500,000	506,806
4% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	650,000	680,283
4% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	600,000	627,953
Series F, 4% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	400,000	405,445
Westminster School District Series 2009 A1, 0% 8/1/25 (Assured Guaranty Corp. Insured)	925,000	882,214
TOTAL CALIFORNIA		497,484,386
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2022 A, 5% 7/1/28 (d)	1,500,000	1,549,319
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/24	975,589	962,606
5.625% 7/1/27	200,000	211,096
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth.:
(Hosp. Auxilio Mutuo Obligated Group Proj.) Series 2021, 5% 7/1/28	1,035,000	1,090,062
Series 2021:
5% 7/1/24	70,000	70,233
5% 7/1/25	95,000	96,490
5% 7/1/26	100,000	102,573
5% 7/1/27	1,050,000	1,091,278
TOTAL PUERTO RICO		5,173,657
TOTAL MUNICIPAL BONDS (Cost $513,095,841)		502,658,043

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Tax-Free Cash Central Fund 3.21% (g)(h) (Cost $5,689,700)	5,687,425	5,689,700

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $518,785,541)	508,347,743
NET OTHER ASSETS (LIABILITIES) - 0.4%	2,296,222
NET ASSETS - 100.0%	510,643,965

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,506,646 or 0.7% of net assets.

(e)	Non-income producing - Security is in default.
(f)	Level 3 security
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 3.21%	-	173,397,000	167,707,300	253,424	-	-	5,689,700	0.4%
Total	-	173,397,000	167,707,300	253,424	-	-	5,689,700

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	502,658,043	-	502,200,566	457,477

Money Market Funds	5,689,700	5,689,700	-	-
Total Investments in Securities:	508,347,743	5,689,700	502,200,566	457,477
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $513,095,841)	$502,658,043
Fidelity Central Funds (cost $5,689,700)	5,689,700

Total Investment in Securities (cost $518,785,541)		$508,347,743
Cash		99,833
Receivable for fund shares sold		978,318
Interest receivable		4,637,742
Distributions receivable from Fidelity Central Funds		23,592
Other receivables		192
Total assets		514,087,420
Liabilities
Payable for investments purchased on a delayed delivery basis	$3,000,000
Payable for fund shares redeemed	74,285
Distributions payable	235,549
Accrued management fee	85,243
Other affiliated payables	41,398
Other payables and accrued expenses	6,980
Total Liabilities		3,443,455
Net Assets		$510,643,965
Net Assets consist of:
Paid in capital		$529,030,114
Total accumulated earnings (loss)		(18,386,149)
Net Assets		$510,643,965
Net Asset Value, offering price and redemption price per share ($510,643,965 ÷ 49,599,222 shares)		$10.30
Statement of Operations
		Year ended February 29, 2024
Investment Income
Interest		$10,826,186
Income from Fidelity Central Funds		253,334
Total Income		11,079,520
Expenses
Management fee	$1,142,852
Transfer agent fees	519,788
Accounting fees and expenses	11,709
Custodian fees and expenses	2,484
Independent trustees' fees and expenses	1,802
Registration fees	500
Audit	7,480
Legal	5
Miscellaneous	4,215
Total expenses before reductions	1,690,835
Expense reductions	(69,710)
Total expenses after reductions		1,621,125
Net Investment income (loss)		9,458,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,439,471)
Capital gain distributions from Fidelity Central Funds	90
Total net realized gain (loss)		(3,439,381)
Change in net unrealized appreciation (depreciation) on investment securities		11,747,635
Net gain (loss)		8,308,254
Net increase (decrease) in net assets resulting from operations		$17,766,649
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,458,395	$8,482,190
Net realized gain (loss)	(3,439,381)	(4,132,134)
Change in net unrealized appreciation (depreciation)	11,747,635	(20,793,046)
Net increase (decrease) in net assets resulting from operations	17,766,649	(16,442,990)
Distributions to shareholders	(9,394,613)	(8,434,977)

Share transactions
Proceeds from sales of shares	142,188,146	262,067,797
Reinvestment of distributions	6,624,308	6,263,011
Cost of shares redeemed	(217,378,911)	(377,399,296)

Net increase (decrease) in net assets resulting from share transactions	(68,566,457)	(109,068,488)
Total increase (decrease) in net assets	(60,194,421)	(133,946,455)

Net Assets
Beginning of period	570,838,386	704,784,841
End of period	$510,643,965	$570,838,386

Other Information
Shares
Sold	13,966,636	25,771,112
Issued in reinvestment of distributions	650,888	615,786
Redeemed	(21,441,435)	(37,063,475)
Net increase (decrease)	(6,823,911)	(10,676,577)

Financial Highlights
Fidelity® California Limited Term Tax-Free Bond Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.12	$10.50	$10.81	$10.87	$10.58
Income from Investment Operations
Net investment income (loss) B,C	.179	.143	.132	.157	.182
Net realized and unrealized gain (loss)	.180	(.380)	(.309)	(.040)	.290
Total from investment operations	.359	(.237)	(.177)	.117	.472
Distributions from net investment income	(.179)	(.143)	(.132)	(.157)	(.181)
Distributions from net realized gain	-	-	(.001)	(.020)	(.001)
Total distributions	(.179)	(.143)	(.133)	(.177)	(.182)
Net asset value, end of period	$10.30	$10.12	$10.50	$10.81	$10.87
Total Return D	3.58%	(2.26)%	(1.66)%	1.09%	4.50%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.32%	.48%	.47%	.47%	.47%
Expenses net of fee waivers, if any	.30%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.30%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.76%	1.41%	1.23%	1.45%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$510,644	$570,838	$704,785	$775,453	$751,973
Portfolio turnover rate G	23%	23%	18%	19%	31%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a non-diversified fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,270,544
Gross unrealized depreciation	(12,623,193)
Net unrealized appreciation (depreciation)	$(10,352,649)
Tax Cost	$518,700,392

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$31,773
Capital loss carryforward	$(8,065,273)
Net unrealized appreciation (depreciation) on securities and other investments	$(10,352,649)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,429,297)
Long-term	(6,635,976)
Total capital loss carryforward	$(8,065,273)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Tax-exempt Income	$9,394,613	$8,434,977

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Limited Term Tax-Free Bond Fund	118,934,051	179,334,306
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as proxy and shareholder meeting expenses.

Prior to April 1, 2023, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the reporting period, the total annual management fee rate was .21% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Limited Term Tax-Free Bond Fund	-A

A  Amount represents less than .005%.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity California Limited Term Tax-Free Bond Fund	3,700,000	3,830,552	(58,507)
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity California Limited Term Tax-Free Bond Fund	$292
7. Expense Reductions.
Effective April 1, 2023, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .30% of average net assets. This reimbursement will remain in place through June 30, 2025. The voluntary expense limitation prior to April 1, 2023 was .35%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $64,153.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,272.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $4,285.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Limited Term Tax-Free Bond Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 315 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Fidelity® California Limited Term Tax-Free Bond Fund	.30%
Actual		$ 1,000	$ 1,027.30	$ 1.51
Hypothetical-B		$ 1,000	$ 1,023.37	$ 1.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity California Limited Term Tax-Free Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
Fidelity California Limited-Term Tax-Free Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Sub-Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	2,164,573,232.52	97.25
Withheld	61,264,356.38	2.75
TOTAL	2,225,837,588.90	100.00
Jennifer Toolin McAuliffe
Affirmative	2,169,553,216.36	97.47
Withheld	56,284,372.54	2.53
TOTAL	2,225,837,588.90	100.00
Christine J. Thompson
Affirmative	2,135,271,031.45	95.93
Withheld	90,566,557.45	4.07
TOTAL	2,225,837,588.90	100.00
Elizabeth S. Acton
Affirmative	2,174,329,841.51	97.69
Withheld	51,507,747.39	2.31
TOTAL	2,225,837,588.90	100.00
Laura M. Bishop
Affirmative	2,174,624,391.91	97.70
Withheld	51,213,196.99	2.30
TOTAL	2,225,837,588.90	100.00
Ann E. Dunwoody
Affirmative	2,173,007,525.56	97.63
Withheld	52,830,063.34	2.37
TOTAL	2,225,837,588.90	100.00
John Engler
Affirmative	2,117,694,890.62	95.14
Withheld	108,142,698.28	4.86
TOTAL	2,225,837,588.90	100.00
Robert F. Gartland
Affirmative	2,171,534,062.63	97.56
Withheld	54,303,526.27	2.44
TOTAL	2,225,837,588.90	100.00
Robert W. Helm
Affirmative	2,166,242,501.48	97.32
Withheld	59,595,087.42	2.68
TOTAL	2,225,837,588.90	100.00
Arthur E. Johnson
Affirmative	2,163,870,957.05	97.22
Withheld	61,966,631.85	2.78
TOTAL	2,225,837,588.90	100.00
Michael E. Kenneally
Affirmative	2,167,055,509.32	97.36
Withheld	58,782,079.58	2.64
TOTAL	2,225,837,588.90	100.00
Mark A. Murray
Affirmative	2,160,920,128.09	97.08
Withheld	64,917,460.81	2.92
TOTAL	2,225,837,588.90	100.00
Carol J. Zierhoffer
Affirmative	2,167,883,265.56	97.40
Withheld	57,954,323.34	2.60
TOTAL	2,225,837,588.90	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.817077.118
CSI-ANN-0424

Item 2.

Code of Ethics

As of the end of the period, February 29, 2024, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Limited Term Tax-Free Bond Fund and Fidelity California Municipal Income Fund (the “Funds”):

Services Billed by PwC

February 29, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$51,000	$4,100	$5,500	$1,700
Fidelity California Municipal Income Fund	$46,500	$3,800	$5,600	$1,600

February 28, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$51,100	$4,000	$5,500	$1,700
Fidelity California Municipal Income Fund	$46,600	$3,600	$5,600	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2024A	February 28, 2023A
Audit-Related Fees	$9,422,800	$8,469,200
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2024A	February 28, 2023A
PwC	$15,050,800	$14,186,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	April 22, 2024